Financial result	6 Months Ended
Jun. 30, 2025
Analysis of income and expense [abstract]
Financial result
4.4 Financial result

	Three-month period ended June 30,		Six-month period ended June 30,
(CHF in millions)	2025	2024	2025	2024

Interest income	7.5	5.8	14.8	11.2
Financial income	7.5	5.8	14.8	11.2
Bank charges	(1.7)	(1.6)	(3.4)	(3.2)
Interest expenses leases	(5.9)	(4.1)	(9.9)	(7.3)
Interest expenses on employee benefits	(0.1)	(0.1)	(0.3)	(0.2)
Financial expenses	(7.7)	(5.9)	(13.6)	(10.8)
Foreign exchange gain / (loss)	(139.9)	(4.5)	(154.4)	72.3
Foreign exchange gain / (loss)	(139.9)	(4.5)	(154.4)	72.3
Financial result	(140.1)	(4.6)	(153.2)	72.7
Foreign exchange loss for the three-month period ended June 30, 2025 increased by CHF 135.4 million, to CHF 139.9 million, compared to CHF 4.5 million for the three-month period ended June 30, 2024. Foreign exchange gain / loss for the six-month period ended June 30, 2025 resulted in a foreign exchange loss of CHF 154.4 million, compared to a foreign exchange gain of CHF 72.3 million for the six-month period ended June 30, 2024. The changes to foreign exchange gain / loss across both comparative periods were primarily due to foreign exchange rate revaluation effects (i.e., unrealized foreign exchange impacts), primarily driven by the CHF/USD exchange rate.